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                                                                    EXHIBIT 99.1
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      WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Executive Officer of Webster Financial Corporation (the "Company"), hereby certifies that, to his knowledge on the date hereof:

          (a) the Form 10-Q Report of the Company for the quarter ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ James C. Smith
                                     -------------------------------------------
                                     James C. Smith
                                     Chairman and Chief Executive Officer

May 14, 2003


A signed original of this written statement required by Section 906 has been provided to Webster Financial Corporation and will be retained by Webster Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.